Exhibit 99.2
                             Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13D and any and all amendments thereto, with respect to the common stock of Tesco Corporation, a corporation incorporated under the Business Corporation Act (Alberta), and that this Agreement be included as an Exhibit to such filing. The undersigned acknowledge that each shall be responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

Dated:  July 17, 2009         LRP V LUXEMBOURG HOLDINGS S.A R.L.


                              By: /s/ John T. Reynolds
                                  ----------------------------------------------
                              Name:   John T. Reynolds
                              Title:  Authorized Signatory

Dated:  July 17, 2009         LIME ROCK PARTNERS V, L.P.

                              By: Lime Rock Partners GP V, L.P., its general partner

                              By: LRP GP V, Inc., its general partner


                                  By: /s/ John T. Reynolds
                                      ------------------------------------------
                                  Name:   John T. Reynolds
                                  Title:  Director

Dated:  July 17, 2009         LIME ROCK PARTNERS GP V, L.P.

                              By: LRP GP V, Inc., its general partner


                                  By: /s/ John T. Reynolds
                                      ------------------------------------------
                                  Name:   John T. Reynolds
                                  Title:  Director

Dated:  July 17, 2009         LRP GP V, INC.


                              By: /s/ John T. Reynolds
                                  ----------------------------------------------
                              Name:   John T. Reynolds
                              Title:  Director